UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 10, 2015

(Date of earliest event reported)

Rosetta Resources Inc.

(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1111 Bagby Street, Suite 1600 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

713-335-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 10, 2015, Rosetta Resources Inc., a Delaware corporation (“Rosetta”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Noble Energy, a Delaware corporation (“Noble Energy”), and Bluebonnet Merger Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Noble Energy (“Merger Sub”), pursuant to which Noble Energy will acquire Rosetta in exchange for shares of common stock, par value $0.01 per share, of Noble Energy (“Noble Energy Common Shares”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Rosetta (the “Merger”), with Rosetta continuing as the surviving corporation in the Merger and an indirect wholly owned subsidiary of Noble Energy (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $0.001 per share, of Rosetta (the “Rosetta Common Shares”) (other than Rosetta Common Shares held by Rosetta, Noble Energy and their respective subsidiaries as of immediately prior to the Effective Time), will be converted into the right to receive 0.542 (the “Exchange Ratio”) Noble Energy Common Shares (the “Merger Consideration”). No fractional Noble Energy Common Shares will be issued in the Merger, and holders of Rosetta Common Shares will, instead, receive cash in lieu of fractional Noble Energy Common Shares, if any.

Also at the Effective Time, each option to purchase Rosetta Common Shares (each, a “Rosetta Option”) that is outstanding as of immediately prior to the Effective Time will be converted into an option to purchase, on the same terms and conditions as were applicable to such Rosetta Option immediately prior to the Effective Time, the number of Noble Energy Common Shares, rounded down to the nearest whole share, determined by multiplying the number of Rosetta Common Shares subject to the Rosetta Option by the Exchange Ratio, at an exercise price per Noble Energy Common Share, rounded up to the nearest whole cent, equal to the per share exercise price for the Rosetta Common Shares otherwise purchasable pursuant to the Rosetta Option immediately prior to the Effective Time divided by the Exchange Ratio.

The restricted shares of Rosetta common stock outstanding as of immediately prior to the Effective Time will be converted into restricted shares of Noble Energy common stock, subject to the same restrictions, in an amount equal to the number of restricted shares of Rosetta common stock multiplied by the Exchange Ratio, rounded up to the nearest whole share.

The performance share units (“Rosetta PSUs”) with respect to Rosetta Common Shares outstanding as of immediately prior to the Effective Time will be deemed earned at the target level of 100% and will be converted into restricted shares of Noble Energy common stock (“Converted PSU Shares”) that will vest on the last day of the original performance period as provided under the terms of the applicable Rosetta PSU award agreement. The number of Converted PSU Shares that each holder of outstanding Rosetta PSUs will receive will be equal to the target number of Rosetta Common Shares subject to the applicable award of Rosetta PSUs multiplied by the Exchange Ratio.

Each of Rosetta, Noble Energy, and Merger Sub has made customary representations and warranties and covenants in the Merger Agreement. The Merger is subject to various closing conditions, including but not limited to (i) approval of the Merger Agreement by at least a majority of the outstanding Rosetta Common Shares, (ii) the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law, order or injunction prohibiting the Merger, (iv) the accuracy of each party’s representations and warranties and (v) each party’s compliance with its covenants and agreements contained in the Merger Agreement.

The Merger Agreement contains certain termination rights for both Rosetta and Noble Energy, including if the Merger is not consummated by November 12, 2015, and further provides that, upon termination of the Merger Agreement under certain circumstances, Rosetta may be required to pay Noble Energy a termination fee equal to $65,000,000.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Rosetta, Noble Energy or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Rosetta, Noble Energy or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Rosetta’s or Noble Energy’s public disclosures.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of federal securities law. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy’s and Rosetta’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Noble Energy and Rosetta, including future financial and operating results, Noble Energy’s and Rosetta’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this Current Report on Form 8-K will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Rosetta shareholder approval; the risk that Rosetta or Noble Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger, the risk that a condition to closing of the merger may not be satisfied, the timing to consummate the proposed merger, the risk that the businesses will not be integrated successfully, the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the diversion of management time on merger-related issues, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy’s and Rosetta’s business that are discussed in Noble Energy’s and Rosetta’s most recent annual reports on Form 10-K, respectively, and in other Noble Energy and Rosetta reports on file with the Securities and Exchange Commission (“SEC”). Noble Energy’s reports are also available from Noble Energy’s offices or website, http://www.nobleenergyinc.com, and Rosetta’s reports are also available from Rosetta’s offices or website, http://www.rosettaresources.com. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither Noble Energy nor Rosetta assumes any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change. Investors are urged to consider closely the disclosures and risk factors in Noble Energy’s and Rosetta’s most recent annual reports on Form 10-K and in their other reports filed with the SEC, which are available from Noble Energy’s offices or website, http://www.nobleenergyinc.com.,and Rosetta’s offices or website, http://www.rosettaresources.com, respectively. Noble and Rosetta undertake no obligation to publicly update any forward-looking statement in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed Merger, Noble Energy will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Rosetta that will also constitute a prospectus of Noble Energy. Security holders are urged to read the proxy statement/prospectus and other relevant documents filed with the SEC regarding the proposed transaction when they become available because they will contain important information. The proxy statement/prospectus and other documents that will be filed by Noble Energy and Rosetta with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or from the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

Noble Energy, Rosetta and certain of their directors and executive officers may be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in respect of the proposed transaction. Information about Noble Energy’s directors and executive officers is available in Noble Energy’s proxy statement filed with the SEC on March 27, 2015. Information about Rosetta’s directors and executive officers is available in Rosetta’s proxy statement filed with the SEC on March 26, 2015. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Noble Energy or Rosetta using the sources indicated above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of May 10, 2015, by and among Noble Energy, Inc., Bluebonnet Merger Sub Inc. and Rosetta Resources Inc.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2015	ROSETTA RESOURCES INC.

/s/ John E. Hagale
John E. Hagale
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of May 10, 2015, by and among Noble Energy, Inc., Bluebonnet Merger Sub Inc. and Rosetta Resources Inc.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.